UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549


                                     FORM 8-K

                                  CURRENT REPORT
      Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  August 25, 2005

                             NEW YORK MORTGAGE TRUST
                    Mortgage-Backed Notes, Series 2005-2 Trust
              (Exact name of registrant as specified in its charter)

New York (governing law of            333-121661-28
Pooling and Servicing Agreement)      (Commission         N/A
(State or other                       File Number)        IRS EIN
jurisdiction
of Incorporation)



       c/o  Wells Fargo Bank, N.A.
       9062 Old Annapolis Road
       Columbia, MD                                         21045
       (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code:  (410) 884-2000

       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))


ITEM 8.01  Other Events

 On August 25, 2005 a distribution was made to holders of NEW YORK MORTGAGE TRUST, Mortgage-Backed Notes, Series 2005-2 Trust.


ITEM 9.01  Financial Statements and Exhibits

      (c)  Exhibits


           Exhibit Number               Description

           EX-99.1 Monthly report distributed to holders of Mortgage-Backed Notes, Series 2005-2 Trust, relating to the August 25, 2005 distribution.



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             NEW YORK MORTGAGE TRUST
                    Mortgage-Backed Notes, Series 2005-2 Trust
                                   (Registrant)

              By:    Wells Fargo Bank, N.A. as Master Servicer
              By:   /s/   Beth Belfield as Officer
              By:    Beth Belfield as Officer

              Date:  8/25/2005

                                INDEX TO EXHIBITS

Exhibit Number            Description

EX-99.1 Monthly report distributed to holders of Mortgage-Backed Notes, Series 2005-2 Trust, relating to the August 25, 2005 distribution.



                   EX-99.1

New York Mortgage Trust
Mortgage-Backed Notes


Record Date:             7/29/2005
Distribution Date:       8/25/2005


New York Mortgage Trust
Mortgage-Backed Notes
Series 2005-2


Contact: Customer Service - CTSLink
         Wells Fargo Bank, N.A.
         Securities Administration Services
         7485 New Horizon Way
         Frederick, MD 21703
         www.ctslink.com
         Telephone: (301) 815-6600
         Fax:       (301) 815-6660








                                        Certificateholder Distribution Summary

                                           Certificate         Certificate            Beginning
                                                 Class        Pass-Through          Certificate             Interest
Class                  CUSIP                Description                Rate              Balance         Distribution

A                        649603AD9                  SEN            3.81125%       217,126,000.00           643,627.81
M-1                      649603AE7                  MEZ            4.08125%        16,029,000.00            50,880.94
M-2                      649603AF4                  MEZ            4.48125%         6,314,000.00            22,006.92
OT                       NYM0502OT               excess            0.00000%                 0.00           334,179.80

Totals                                                                            239,469,000.00         1,050,695.47

                                   Certificateholder Distribution Summary (continued)

                                                 Current              Ending                               Cumulative
                          Principal             Realized         Certificate                Total            Realized
Class                   Distribution                 Loss             Balance         Distribution              Losses

A                         684,727.07                 0.00      216,441,272.93         1,328,354.88                0.00
M-1                        50,548.94                 0.00       15,978,451.06           101,429.88                0.00
M-2                        19,911.79                 0.00        6,294,088.21            41,918.71                0.00
OT                              0.00                 0.00                0.00           334,179.80                0.00

Totals                    755,187.80                 0.00      238,713,812.20         1,805,883.27                0.00

All distributions required by the Pooling and Servicing Agreement have been calculated by the
Certificate Administrator on behalf of the Trustee.

                                                Principal Distribution Statement

                         Original            Beginning          Scheduled       Unscheduled
                             Face          Certificate          Principal         Principal                        Realized
Class                       Amount              Balance       Distribution      Distribution        Accretion       Loss (1)

A                   217,126,000.00       217,126,000.00               0.00        684,727.07             0.00           0.00
M-1                  16,029,000.00        16,029,000.00               0.00         50,548.94             0.00           0.00
M-2                   6,314,000.00         6,314,000.00               0.00         19,911.79             0.00           0.00
OT                            0.00                 0.00               0.00              0.00             0.00           0.00

Totals              239,469,000.00       239,469,000.00               0.00        755,187.80             0.00           0.00

(1) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed.
    Please Refer to the Prospectus Supplement for a Full Description.


                         Principal Distribution Statement (continued)

                             Total               Ending           Ending               Total
                         Principal          Certificate      Certificate           Principal
 Class                    Reduction              Balance       Percentage        Distribution

 A                       684,727.07       216,441,272.93       0.99684641          684,727.07
 M-1                      50,548.94        15,978,451.06       0.99684641           50,548.94
 M-2                      19,911.79         6,294,088.21       0.99684641           19,911.79
 OT                            0.00                 0.00       0.00000000                0.00

 Totals                  755,187.80       238,713,812.20       0.99684641          755,187.80


                                     Principal Distribution Factors Statement

                             Original          Beginning         Scheduled        Unscheduled
                                 Face        Certificate         Principal          Principal
Class (2)                       Amount            Balance      Distribution       Distribution          Accretion


A                       217,126,000.00      1000.00000000        0.00000000         3.15359317         0.00000000
M-1                      16,029,000.00      1000.00000000        0.00000000         3.15359286         0.00000000
M-2                       6,314,000.00      1000.00000000        0.00000000         3.15359360         0.00000000
OT                                0.00         0.00000000        0.00000000         0.00000000         0.00000000

(2) All classes are Per 1,000 Denomination




                               Principal Distribution Factors Statement (continued)

                                               Total                    Ending           Ending            Total
                         Realized          Principal               Certificate      Certificate        Principal
Class                     Loss (3)          Reduction                   Balance       Percentage     Distribution

A                       0.00000000         3.15359317              996.84640683       0.99684641       3.15359317
M-1                     0.00000000         3.15359286              996.84640714       0.99684641       3.15359286
M-2                     0.00000000         3.15359360              996.84640640       0.99684641       3.15359360
OT                      0.00000000         0.00000000                0.00000000       0.00000000       0.00000000

(3) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed.
    Please Refer to the Prospectus Supplement for a Full Description.






                                                Interest Distribution Statement

                                                            Beginning                           Payment of
                         Original          Current       Certificate/            Current            Unpaid            Current
                             Face      Certificate           Notional            Accrued          Interest           Interest
Class                       Amount             Rate            Balance           Interest         Shortfall          Shortfall


A                   217,126,000.00         3.81125%     217,126,000.00         643,627.81              0.00               0.00
M-1                  16,029,000.00         4.08125%      16,029,000.00          50,880.94              0.00               0.00
M-2                   6,314,000.00         4.48125%       6,314,000.00          22,006.92              0.00               0.00
OT                            0.00         0.00000%               0.00               0.00              0.00               0.00

Totals              239,469,000.00                                             716,515.67              0.00               0.00


                                    Interest Distribution Statement (continued)

                                                                                  Remaining                Ending
                    Non-Supported                                   Total            Unpaid          Certificate/
                         Interest           Realized             Interest          Interest              Notional
Class                    Shortfall         Losses (4)         Distribution         Shortfall               Balance


A                             0.00               0.00           643,627.81              0.00        216,441,272.93
M-1                           0.00               0.00            50,880.94              0.00         15,978,451.06
M-2                           0.00               0.00            22,006.92              0.00          6,294,088.21
OT                            0.00               0.00           334,179.80              0.00                  0.00

Totals                        0.00               0.00         1,050,695.47              0.00

(4) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed.
    Please Refer to the Prospectus Supplement for a Full Description.


                                             Interest Distribution Factors Statement

                                                              Beginning                           Payment of
                           Original          Current       Certificate/           Current             Unpaid            Current
                               Face      Certificate           Notional           Accrued          Interest            Interest
Class (5)                     Amount             Rate            Balance          Interest          Shortfall          Shortfall


A                     217,126,000.00         3.81125%      1000.00000000        2.96430556         0.00000000         0.00000000
M-1                    16,029,000.00         4.08125%      1000.00000000        3.17430532         0.00000000         0.00000000
M-2                     6,314,000.00         4.48125%      1000.00000000        3.48541653         0.00000000         0.00000000
OT                              0.00         0.00000%         0.00000000        0.00000000         0.00000000         0.00000000


(5) All classes are Per 1,000 Denomination



                              Interest Distribution Factors Statement (continued)

                                                                                Remaining             Ending
                    Non-Supported                                 Total            Unpaid       Certificate/
                         Interest           Realized           Interest          Interest           Notional
Class                    Shortfall         Losses (6)       Distribution         Shortfall            Balance


A                       0.00000000         0.00000000         2.96430556        0.00000000       996.84640683
M-1                     0.00000000         0.00000000         3.17430532        0.00000000       996.84640714
M-2                     0.00000000         0.00000000         3.48541653        0.00000000       996.84640640
OT                      0.00000000         0.00000000         0.00000000        0.00000000         0.00000000

(6) Amount Does Not Include Excess Special Hazard, Bankruptcy,or Fraud Losses Unless
    Otherwise Disclosed. Please Refer to the Prospectus Supplement for a Full Description.







                                         CERTIFICATEHOLDER ACCOUNT STATEMENT

                                                 CERTIFICATE ACCOUNT

Beginning Balance                                                                                              0.00

Deposits
     Payments of Interest and Principal                                                                1,860,978.73
     Liquidations, Insurance Proceeds, Reserve Funds                                                           0.00
     Proceeds from Repurchased Loans                                                                           0.00
     Other Amounts (Servicer Advances)                                                                         0.00
     Realized Loss (Gains, Subsequent Expenses & Recoveries)                                                   0.00
     Prepayment Penalties                                                                                      0.00

Total Deposits                                                                                         1,860,978.73

Withdrawals
     Reimbursement for Servicer Advances                                                                       0.00
     Payment of Service Fee                                                                               55,095.46
     Payment of Interest and Principal                                                                 1,805,883.27


Total Withdrawals (Pool Distribution Amount)                                                           1,860,978.73

Ending Balance                                                                                                 0.00


                                      PREPAYMENT/CURTAILMENT INTEREST SHORTFALL
Total Prepayment/Curtailment Interest Shortfall                                                                0.00
Servicing Fee Support                                                                                          0.00

Non-Supported Prepayment/Curtailment Interest Shortfall                                                        0.00


                                                   SERVICING FEES

Gross Servicing Fee                                                                                       51,513.13
Master Servicing Fee                                                                                       3,582.33
Supported Prepayment/Curtailment Interest Shortfall                                                            0.00

Net Servicing Fee                                                                                         55,095.46





                                                    OTHER ACCOUNTS


                                                    Beginning            Current           Current            Ending
Account Type                                           Balance        Withdrawals          Deposits           Balance

Reserve Fund                                              0.00               0.00              0.00              0.00

                                  LOAN STATUS STRATIFICATION/CREDIT ENHANCEMENT STATEMENT

         DELINQUENT               BANKRUPTCY             FORECLOSURE             REO                     Total


          No of Loans             No of Loans            No of Loans             No of Loans             No of Loans
          Principal Balance       Principal Balance      Principal Balance       Principal Balance       Principal Balance
0-29 Days                         0                      0                       0                       0
                                  0.00                   0.00                    0.00                    0.00

30 Days   0                       0                      0                       0                       0
          0.00                    0.00                   0.00                    0.00                    0.00

60 Days   0                       0                      0                       0                       0
          0.00                    0.00                   0.00                    0.00                    0.00

90 Days   0                       0                      0                       0                       0
          0.00                    0.00                   0.00                    0.00                    0.00

120 Days  0                       0                      0                       0                       0
          0.00                    0.00                   0.00                    0.00                    0.00

150 Days  0                       0                      0                       0                       0
          0.00                    0.00                   0.00                    0.00                    0.00

180+ Days 0                       0                      0                       0                       0
          0.00                    0.00                   0.00                    0.00                    0.00

Totals    0                       0                      0                       0                       0
          0.00                    0.00                   0.00                    0.00                    0.00


          No of Loans             No of Loans            No of Loans             No of Loans             No of Loans
          Principal Balance       Principal Balance      Principal Balance       Principal Balance       Principal Balance
0-29 Days                         0.000000%              0.000000%               0.000000%               0.000000%
                                  0.000000%              0.000000%               0.000000%               0.000000%

30 Days   0.000000%               0.000000%              0.000000%               0.000000%               0.000000%
          0.000000%               0.000000%              0.000000%               0.000000%               0.000000%

60 Days   0.000000%               0.000000%              0.000000%               0.000000%               0.000000%
          0.000000%               0.000000%              0.000000%               0.000000%               0.000000%

90 Days   0.000000%               0.000000%              0.000000%               0.000000%               0.000000%
          0.000000%               0.000000%              0.000000%               0.000000%               0.000000%

120 Days  0.000000%               0.000000%              0.000000%               0.000000%               0.000000%
          0.000000%               0.000000%              0.000000%               0.000000%               0.000000%

150 Days  0.000000%               0.000000%              0.000000%               0.000000%               0.000000%
          0.000000%               0.000000%              0.000000%               0.000000%               0.000000%

180+ Days 0.000000%               0.000000%              0.000000%               0.000000%               0.000000%
          0.000000%               0.000000%              0.000000%               0.000000%               0.000000%

Totals    0.000000%               0.000000%              0.000000%               0.000000%               0.000000%
          0.000000%               0.000000%              0.000000%               0.000000%               0.000000%






                                               OTHER INFORMATION


Current Period Class A Insufficient Funds                                                                  0.00
Principal Balance of Contaminated Properties                                                               0.00

Periodic Advance                                                                                           0.00





                                     COLLATERAL STATEMENT
 Collateral Description                                                    Mixed Fixed & Arm
 Weighted Average Gross Coupon                                                     5.460202%
 Weighted Average Net Coupon                                                       5.205680%
 Weighted Average Pass-Through Rate                                                5.187980%
 Weighted Average Maturity(Stepdown Calculation)                                         357

 Beginning Scheduled Collateral Loan Count                                               556
 Number Of Loans Paid In Full                                                              2
 Ending Scheduled Collateral Loan Count                                                  554

 Beginning Scheduled Collateral Balance                                       242,869,870.00
 Ending Scheduled Collateral Balance                                          242,113,990.38
 Ending Actual Collateral Balance at 29-Jul-2005                              242,147,596.05

 Monthly P&I Constant                                                           1,162,271.85
 Special Servicing Fee                                                                  0.00
 Prepayment Penalties                                                                   0.00
 Realized Loss Amount                                                                   0.00
 Cumulative Realized Loss                                                               0.00


 Scheduled Principal                                                               57,173.02
 Unscheduled Principal                                                            698,706.83


 Required Overcollateralization Amount                                                  0.00
 Overcollateralized Increase Amount                                                     0.00
 Overcollateralized reduction Amount                                                  692.05
 Specified O/C Amount                                                           3,400,178.18
 Overcollateralized Amount                                                      3,400,178.18
 Overcollateralized Deficiency Amount                                                   0.00
 Base Overcollateralized Amount                                                         0.00
 Extra principal distribution Amount                                                    0.00
 Excess Cash Amount                                                               333,487.75

 Owner Trustee Fee                                                             0.00
 Cap Payment                                                                   0.00
 Other Income                                                                  0.00

                             Miscellaneous Reporting
   Extra Principal Amount                                                0.00
   Overcollaterization Amount                                    3,400,178.18
   Overcollaterization Deficiency Amount                                 0.00
   Overcollaterization Reduction Amount                                692.05
   Overcollaterization Release Amount                                  692.05
   Overcollaterization Target Amount                             3,400,178.18
   Principal Distribution Amount                                   755,187.80
